Goodwill	12 Months Ended
Feb. 28, 2026
Goodwill [Abstract]
GOODWILL

8. GOODWILL

Goodwill is allocated to the following cash generating units (CGUs): Cartrack - Mozambique, Portugal, Spain, Karooooo Logistics and Other.

	Cartrack				Karooooo
Figures in Rand thousands	Mozambique	Portugal	Spain	Other	Logistics	Total

At February 29, 2024	86,304	36,815	26,095	19,852	58,314	227,380
Translation adjustments	(3,497)	(2,705)	(1,917)	(704)	-	(8,823)
Impairment of goodwill	(43,600)	-	-	-	-	(43,600)
At February 28, 2025	39,207	34,110	24,178	19,148	58,314	174,957
Translation adjustments	(5,317)	(847)	(601)	(877)	-	(7,642)
Impairment of goodwill	-	-	-	-	-	-
At February 28, 2026	33,890	33,263	23,577	18,271	58,314	167,315

The “Other” component comprises more than 10 CGUs, none of which are individually material.

As of February 28, 2026, the accumulated impairment related to the Mozambique CGU amounted to ZAR 43.6 million (2025: ZAR 43.6 million).

Impairment testing

The Group performs its annual impairment test at the end of each financial year, or more frequently if there are indications that goodwill may be impaired.

The Group considers the relationship between its market capitalization and its equity attributable to equity holders of the parent, among other factors, when performing the annual test of impairment. At February 28, 2026, the market capitalization of the Group exceeded the value of equity by ZAR 19.9 billion (2025: ZAR 25.8 billion).

The Group determines the recoverable amount of each cash-generating units (CGU) based on the higher of its value in use calculations and fair value less costs of disposal. The recoverable amounts of Mozambique, Portugal, Spain and Karooooo Logistics were calculated by using discounted cash flow valuation technique, which requires the use of various estimates. Each of the cash flow projections are based on forecasts over a five-year period, which have been approved by senior management.

The key estimates used for the value in use calculations and sensitivity to changes in assumptions are as follows:

		As of February 28
Key estimates applied in value in use calculation	CGU	2026	2025
Revenue growth rate
This is the average annual compound growth rate in revenue that is derived from	Mozambique	5%	3%
management’s forecast and is based on external available information, such as GDP and	Portugal	16%	19%
industry growth rate within the region.	Spain	18%	23%
	Karooooo Logistics	3%	4%

The growth rate applied for revenue is considered to be the main driver of profitability and hence free cash flow. CGUs are at different maturity levels in their business cycles and hence will reflect considerably different growth rates. The various geographical markets the CGUs operate within also have differences in their economies which have been taken into consideration. The growth rate determined by management is based on historical data from both external and internal sources and is within the range of reported global telematics growth forecasts for the medium to long term and with the assumptions that a market participant would make.

Terminal growth rate
The estimated rate of growth after the five-year forecast period. This rate is informed	Mozambique	6%	6%
primarily by external forecasts about economic activity by region. Changes in these rates	Portugal	2%	2%
are reflective of changes in market views on the economic growth in those regions.	Spain	2%	2%
	Karooooo Logistics	3%	5%
Discount rate
The rate reflects the specific risks relating to the country and industry in which the entity	Mozambique	34%	36%
operates. These rates were determined using externally available information. The rates	Portugal	15%	16%
were determined using the Weighted Average Cost of Capital model. The rate is a pre-tax rate.	Spain	13%	16%
	Karooooo Logistics	38%	39%

During the year ended February 28, 2025, the operating environment in Mozambique was impacted by ongoing political and economic instability, which has introduced significant uncertainty regarding the near-to medium-term outlook for the country. The continued country-specific uncertainty has made the operating environment challenging. As a result, the Group recognized goodwill impairment relating to the Mozambique CGU amount of ZAR 43.6 million in the financial year ended February 28, 2025. The recoverable amount of the Mozambique CGU was determined to be ZAR 47.3 million based on value in use.

During the year ended February 28, 2026, Mozambique made significant progress from the political and economic instability experienced in the previous financial year. The operating environment improved. As a result of the improved trading environment and strengthened performance of the Mozambique CGU, management reassessed the recoverable amount and concluded that no further impairment was required for the financial year ended February 28, 2026.

The Group has applied a 50 basis point (2025: 50 basis point) increase and decrease to the revenue growth rates, terminal growth rates and discount rates used in the impairment testing. The sensitivity test does not result in impairment for Spain, Portugal and Karooooo Logistics, However, for Mozambique, an increase in discount rates by 50 basis points would result in an immaterial impairment.

The Other CGUs are valued on an earnings multiple basis. The key estimates used for the fair value less costs of disposal calculations are earnings multiples. The market approach is based on the premise that the companies with similar business models and economic fundamentals would likely sell for similar prices. Comparable companies, which are typically listed companies trading in the same sector as the entity, was identified and price-to-value metrics for these companies were calculated. The Group has considered EV/EBITDA multiple as the most appropriate metric to determine the fair value less cost of disposal of these CGUs.